EXHIBIT 23








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
registration statements on Form S-8 (File Nos. 33-99006 and 333-42577).



                                                          /s/ARTHUR ANDERSEN LLP
                                                          ----------------------
                                                             ARTHUR ANDERSEN LLP


Stamford, Connecticut
June 17, 1998